UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2003

THE SERVICEMASTER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14762	36-3858106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3250 Lacey Road, Suite 600, Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (630) 663-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.             Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                  Financial statements of the businesses acquired.

Not applicable.

(b)                                 Pro forma financial information.

Not applicable.

(c)                                  Exhibits:

99.1           Investor Presentation.

Item 9.             Regulation FD Disclosure

On September 17, 2003, Jonathan Ward, Chairman and Chief Executive Officer, Ernest Mrozek, President and Chief Operating Officer, Steven Preston, Chief Financial Officer, and other officers of The ServiceMaster Company will make the presentation attached as Exhibit 99.1 at its Investor Meeting which be will held in New York City at the Sofitel Hotel at 8:00 a.m. (EDT).  The Company’s presentation will be broadcast live and can be accessed at the Company’s website at www.svm.com.  The presentation will be archived on its website for 30 days.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 9 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SERVICEMASTER COMPANY

Date: September 17, 2003	By:	/s/ Steven C. Preston
Steven C. Preston
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Investor Presentation.